Exhibit 10.25

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

AMENDMENT TO COLLABORATION AGREEMENT

This Amendment to the Collaboration Agreement (“Amendment”) is made as of May 25, 2006 (“Effective Date”) by and between Quark Biotech, Inc., a private limited company incorporated under the laws of California with a principal office at 6540 Kaiser Drive, Fremont, California 94555 (hereinafter “Quark”) and QBI Enterprises Ltd., a private company incorporated under the laws of the State of Israel with a principal office at Weizmann Science Park, P.O. Box 4071, Nes Ziona 70400, Israel (together hereinafter “QBI”), and Atugen AG, a company incorporated under the laws of Germany with a registered office at Robert-Rössle-Strasse 10, D-13125 Berlin, Germany (“Atugen”).

RECITALS

WHEREAS, QBI and Atugen are parties to a Collaboration Agreement dated December 6, 2004 (“Agreement”);

WHEREAS, Quark and Atugen have filed patent applications for inventions arising from their collaboration pursuant to the Agreement both before and after December 6, 2004;

WHEREAS, QBI and Atugen desire that all such patent applications be jointly owned, consistent with and subject to the terms of the Agreement;

NOW, THEREFORE, the parties wish to amend the Agreement as set forth herein.

AGREEMENT

In consideration of the mutual promises, covenants and conditions recited herein and for good and valuable consideration, the parties agree as follows:

1.               Capitalized Terms. Capitalized terms not defined herein have the meaning given to them in the Agreement.

2.               Quark Assignment to Atugen. Quark, while retaining for itself an equal, undivided right, title and interest, has assigned to Atugen an equal, undivided right, title and interest in and to all Patent Rights to the patent applications listed at the end of this Paragraph 2

(“QBI Patents”). A copy of the assignment document is attached hereto as Exhibit A. Quark at its sole cost will promptly take steps to record or otherwise make of record Atugen’s undivided right, title and interest in the QBI Patents. Quark agrees that it will, at its sole expense, execute all documents reasonably necessary to effectuate the foregoing assignment.

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3.               Atugen Assignment to Quark. Atugen, while retaining unto itself an equal, undivided right, title and interest, has assigned to Quark (with Quark acknowledging that such patent rights will be abandoned by Atugen under paragraph 6 hereunder) an equal, undivided right, title and interest in an to all Patent Rights to the patent applications listed at the end of this Paragraph 3 (“Atugen Patents”). A copy of the assignment is attached hereto as Exhibit B. Quark at its sole cost will at an appropriate time take steps to record or otherwise make of record Quark’s undivided right, title and interest in such Atugen Patents. Atugen agrees that it will, at Quark’s sole expense, execute all additional documents reasonably necessary to effectuate the foregoing assignment.

4.

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5.               Atugen Grant to QBI. In order to effectuate the intent of the parties that the licenses from Atugen to QBI under the Agreement include the QBI Patents and Atugen Patents (with QBI acknowledging that the Atugen Patents will be abandoned by Atugen under paragraph 6 hereunder), Sections 6.2.1 and 6.2.2 of

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

the Agreement are amended to insert “and the QBI Patents and the Atugen Patents” after “Joint Program IP”.

6.               QBI Grant to Atugen. In order to effectuate the intent of the parties that the licenses from QBI to Atugen under the Agreement include the QBI Patents and Atugen Patents (with Atugen acknowledging that the Atugen Patents will be abandoned by Atugen under paragraph 6 hereunder), Sections 6.1.1 and 6.1.2 of the Agreement are amended to insert “and the QBI Patents and the Atugen Patents” after “Joint Program IP”.

7.               Abandonment of Atugen Patents. Atugen will affirmatively abandon, and take all reasonable steps necessary to prevent all the Atugen Patents from being published by any patent office throughout the world.

8.               Prosecution of QBI Patents. QBI will be responsible [ * ] for prosecuting and maintaining the QBI Patents, and QBI will handle all post grant proceedings in relation to the QBI Patents (such as reissues, reexaminations and interferences, if any) (collectively, “the Patent Activities”). QBI will keep Atugen informed concerning the Patent Activities by, among other things, supplying Atugen with copies of all substantive documents related to the Patent Activities, and will consult with Atugen in relation thereto. QBI shall furnish such documents and consult with Atugen in sufficient time (at least two weeks) before any action by QBI is due, to allow Atugen to provide comments on the Patent Activity under consideration, which comments QBI shall consider in good faith. QBI will not [ * ]. Should QBI decide that it does not desire to continue the Patent Activities in relation to a QBI Patent in any country, or in relation to any pending claim, then QBI shall promptly inform Atugen and Atugen, at its sole option and cost, will have right to continue the Patent Activities in relation to any such QBI Patent or claim. In the event that Atugen takes over control of the Patent Activities under the preceding provisions, [ * ]

9.               Pursuit of Specific Patent Claims. QBI, in consultation with Atugen, will pursue claims in the QBI Patents to (a) [ * ] and (b)    [ * ].

10.         Inventorship. The determination of any disputes regarding inventorship of the QBI Patents will first be brought to QBI’s U.S. patent counsel, [ * ] and Atugen’s U.S. patent counsel, [ * ], or such other counsel as each party may designate for itself for such determination. If such counsel cannot reach a mutual inventorship determination, inventorship will be determined by a third party

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

U.S. patent attorney, mutually agreed to by the parties and having no conflict of interest regarding either of the parties, unless the respective party agrees to waive such conflict, with the cost of such third party determination to be paid for by QBI.

11.         [ * ].

12.         Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed and original and all of which together shall constitute one instrument.

13.         Effect of Amendment. This Amendment is effective as of the Effective Date above. Except for the explicit amendments herein, the terms of the Agreement shall not be modified by this Amendment.

13.   Disclaimer of Liability. The parties, Atugen on the one hand, and QBI on the other, hereby irrevocably waive any and all claims, demands, or causes of action whatsoever in law or in equity that each may have against the other in relation to the preparation, filing and prosecution to date of the Atugen and QBI Patents.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their authorized representatives as of the Effective Date.

Atugen AG	QBI Quark Biotech, Inc./QBI Enterprises Ltd.

/s/ T. Christely, /s/ K. Giese	/s/ Daniel Zurr
(signatures)	(signature)

T. Christély / Dr. K. Giese	Dr. Daniel Zurr
CEO / CSO, VP Research	CEO

Date: May 22, 2006	Date: May 25, 2006

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Assignment #1

WHEREAS, QUARK BIOTECH, Inc., a corporation having principal place of business at 6540 Kaiser Drive, Fremont, California, 94555, USA, (“Quark”), is the owner of record of all right, title and interest in and to the patent applications listed in Appendix 1 hereto (the “Patent Rights”); and

WHEREAS, atugen AG., a corporation having a principal place of business at Robert Rössle-Str. 10, D-13125 Berlin, Germany, (“Atugen”), is entitled to own an equal, undivided right and interest in and to the Patent Rights as a tenant in common, subject to the exclusive rights in certain fields granted to Quark and its affiliate, QBI Enterprises, Ltd., pursuant to a December 6, 2004 Agreement.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Quark, while retaining unto itself an equal, undivided right and interest in and to the Patent Rights, hereby assigns and transfers as a tenant in common to Atugen and its successors and assigns, an equal, undivided right and interest in and to the Patent Rights, as well as all other patent rights that may be based thereon or claim priority thereof, including all renewals, divisions, substitutes, reissues, continuations, reissues or extensions thereof, and every priority right that is or may be predicated upon or arise from the Patent Rights, to the full end of the terms, including any extensions, thereof.

Quark hereby authorizes and requests that any and all appropriate governmental authorities issue all documents evidencing joint ownership of an equal, undivided interest, as tenants in common, in and to the Patent Rights by each of Quark and Atugen, and their lawful successor and assigns.

Atugen represents and warrants that it has not, and will not, exercise or convey any right assigned to it herein in any manner which is inconsistent with the December 6, 2004 Agreement.

Quark (Assignor)		Atugen (Assignee) hereby accepts this Assignment

By:	/s/ R. Skaliter	By:	/s/ T. Christely, /s/ K. Giese
	Rami Skaliter	T. Christely K. Giese

Title:	Executive Vice President	Title:	CEO CSO

Date:	January 19, 2006	Date:	January , 2006

EXHIBIT A

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Appendix 1

To ASSIGNMENT #1

Country	Application No.	Filing Date
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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Assignment #2

WHEREAS, atugen AG., a corporation having a principal place of business at Robert Rössle-Str. 10, D-13125, Berlin, Germany, (“Atugen”), is the owner of record of all right, title and interest in and to the patent applications listed in Appendix 1 hereto (the “Patent Rights”); and

WHEREAS, QUARK BIOTECH, Inc., a corporation having principal place of business at 6540 Kaiser Drive, Fremont, California, 94555, USA, (“Quark”), is entitled to own an equal, undivided right and interest in and to the Patent Rights as a tenant in common, subject to the exclusive rights in the field of oncology granted to Atugen pursuant to a December 6, 2004 Agreement.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Atugen, while retaining unto itself an equal, undivided right and interest in and to the Patent Rights, hereby assigns and transfers as a tenant in common to Quark and its successors and assigns, an equal, undivided right and interest in and to the Patent Rights, as well as all other patent rights that may be based thereon or claim priority thereof, including all renewals, divisions, substitutes, reissues, continuations, reissues or extensions thereof, and every priority right that is or may be predicated upon or arise from the Patent Rights, to the full end of the terms, including any extensions, thereof.

Atugen hereby authorizes and requests that any and all appropriate governmental authorities issue all documents evidencing joint ownership of an equal, undivided interest, as tenants in common, in and to the Patent Rights by each of Atugen and Quark, and their lawful successor and assigns.

Quark represents and warrants that it has not, and will not, exercise or convey any right assigned to it herein in any manner which is inconsistent with the December 6, 2004 Agreement.

Atugen (Assignor)		Quark (Assignee) hereby accepts this Assignment

By:	/s/ T. Christely, /s/ K. Giese	By:	/s/ R. Skaliter
T. Christely K. Giese		Rami Skaliter

Title:	CEO CSO	Title:	Executive Vice President

Date:	January , 2006	Date:	January 19, 2006

EXHIBIT B

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Appendix 1

To ASSIGNMENT #2

Country	Application No.	Filing Date
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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.